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             SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) June 5, 1998
                                                   ---------------

                   ENVIRODYNE INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)



          Delaware                   0-5485          95-2677354
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(State or other jurisdiction of    (Commission    (I.R.S. Employer
 incorporation or organization)     File No.)      Identification
                                                   No.)


701 Harger Road, Suite 190, Oak Brook, Illinois         60523
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
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                         Page 1 of 5 Pages

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Item 5. - Other Events
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On June 8, 1998, Envirodyne Industries, Inc. ("Envirodyne")
announced that the Company had executed a definitive agreement to sell Clear Shield National, Inc. to Solo Cup Company. A copy of the press release relating to the sale is attached hereto as
Exhibit 99.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

  EX-99   Press release dated June 8, 1998.

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                          SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ENVIRODYNE INDUSTRIES, INC.
                                  -----------------------------
                                  Registrant



                                  By:  /S/ Gordon S. Donovan
                                       ---------------------
                                       Gordon S. Donovan
                                       Vice President, Chief
                                       Financial Officer and
                                       Treasurer


June 15, 1998
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Exhibit No.            Description of Exhibits                Page
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  EX-99      Press release dated June 8, 1998.                 5